UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2009
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)
281-776-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 23, 2009, the Compensation Committee of the Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) adopted the amendment and restatement of the Company’s Change in Control Severance Plan, as set forth in that certain document entitled “The Men’s Wearhouse, Inc. Change In Control Severance Plan (As Amended and Restated Effective October 1, 2009)”, a copy of which is included herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description
10.1	The Men’s Wearhouse, Inc. Change in Control Severance Plan (As Amended and Restated Effective October 1, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 27, 2009

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	The Men’s Wearhouse, Inc. Change In Control Severance Plan (As Amended and Restated effective October 1, 2009).